Abacus FCF Small Cap Leaders ETF
Schedule of Investments
October 31, 2025 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Communications - 3.6%
Grindr, Inc. (a)	1,528	$21,178
MediaAlpha, Inc. - Class A (a)	1,542	19,661
		40,839

Consumer Discretionary - 6.9%
Kontoor Brands, Inc. (b)	444	35,929
LCI Industries (b)	270	27,942
Peloton Interactive, Inc. - Class A (a)	2,140	15,536
		79,407

Consumer Staples - 3.6%
Calavo Growers, Inc.	547	12,149
Seneca Foods Corp. - Class A (a)	263	28,360
		40,509

Energy - 3.3%
DNOW, Inc. (a)(b)	1,693	24,887
Matrix Service Co. (a)	847	12,722
		37,609

Financials - 19.5%
AMERISAFE, Inc.	670	26,854
Artisan Partners Asset Management, Inc. - Class A	923	40,298
Cohen & Steers, Inc.	273	18,651
CompoSecure, Inc. – Class A (a)	993	19,721
Diamond Hill Investment Group, Inc.	152	19,509
Enova International, Inc. (a)	254	30,371
PJT Partners, Inc. - Class A	244	39,311
Remitly Global, Inc. (a)	995	15,960
World Acceptance Corp. (a)	103	13,129
		223,804

Health Care - 19.4%
Catalyst Pharmaceuticals, Inc. (a)	1,036	22,036
Collegium Pharmaceutical, Inc. (a)	981	35,316
Harmony Biosciences Holdings, Inc. (a)	596	17,028
Innoviva, Inc. (a)	1,383	25,171
MiMedx Group, Inc. (a)	3,483	26,645
Oscar Health, Inc. - Class A (a)	992	17,856
Pediatrix Medical Group, Inc. (a)	928	15,748
Progyny, Inc. (a)	898	16,801
SIGA Technologies, Inc.	1,966	16,278
Supernus Pharmaceuticals, Inc. (a)	539	29,715
		222,594

Industrials - 20.7%
Alamo Group, Inc.	108	19,302
Argan, Inc.	129	39,501
Badger Meter, Inc.	127	22,917
Ennis, Inc.	1,317	21,599
Hackett Group, Inc.	1,262	22,855
Healthcare Services Group, Inc. (a)(b)	1,464	26,162
Heidrick & Struggles International, Inc.	388	22,648
Hudson Technologies, Inc. (a)	1,340	12,160
Huron Consulting Group, Inc. (a)	124	20,390
Zurn Elkay Water Solutions Corp.	625	29,444
		236,978

Materials - 3.7%
Karat Packaging, Inc.	862	20,705
WD-40 Co.	113	21,954
		42,659

Technology - 18.8%
Appian Corp. - Class A (a)	615	18,407
AvePoint, Inc. (a)	1,453	20,444
Box, Inc. - Class A (a)(b)	644	20,666
CommVault Systems, Inc. (a)	216	30,071
LiveRamp Holdings, Inc. (a)	753	20,587
Progress Software Corp. (a)	568	24,220
Qualys, Inc. (a)	157	19,352
Tenable Holdings, Inc. (a)	966	28,033
Varonis Systems, Inc. (a)	439	15,466
Workiva, Inc. (a)	218	18,532
		215,778
TOTAL COMMON STOCKS (Cost $1,142,780)		1,140,177

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 11.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.24% (c)	131,126	131,126
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $131,126)		131,126

TOTAL INVESTMENTS - 110.9% (Cost $1,273,906)		1,271,303
Money Market Deposit Account - 0.5% (d)		5,876
Liabilities in Excess of Other Assets - (11.4)%		(131,149)
TOTAL NET ASSETS - 100.0%		$1,146,030

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of October 31, 2025. The fair value of these securities was $128,645.
(c)	The rate shown represents the 7-day annualized yield as of October 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2025 was 3.70%.

For fund compliance purposes, the Fund’s sector classifications refers to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

Abacus FCF Small Cap Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,140,177	$–	$–	$1,140,177
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	131,126
Total Investments	$1,140,177	$–	$–	$1,271,303

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $131,126 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.